SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): March 11, 2003



                         MFA MORTGAGE INVESTMENTS, INC.
             (Exact Name of Registrant as Specified in Its Charter)



          Maryland                     1-13991                   13-3974868
(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)                File No.)             Identification No.)


              350 Park Avenue, 21st Floor, New York, New York 10022
               (Address of Principal Executive Office) (Zip Code)



Registrant's Telephone Number, Including Area Code:  (212) 207-6400




                ------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS


     On March 11, 2003, MFA Mortgage Investment, Inc. issued a press release announcing the retirement of Michael B. Yanney from its Board of Directors where he served as Chairman, effective March 6, 2003. A copy of the press release dated March 11, 2003, is attached as an exhibit hereto and incorporated herein by reference.

ITEM 7.  EXHIBITS

     99.1 Press Release dated March 11, 2003.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  MFA MORTGAGE INVESTMENTS, INC.


                                                  By:  /s/ Stewart Zimmerman
                                                     ---------------------------
                                                       Stewart Zimmerman
                                                       Chief Executive Officer

Date: March 11, 2003


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                                                                    Exhibit 99.1